UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

TABLE OF CONTENTS

Shareholders’ Letter	1

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-520-4227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016
(Unaudited)

Dear Shareholders:

We are pleased to present the Annual Report for the CBRE Clarion Long/Short Fund (“the Fund”) for the fiscal year from November 1, 2015 through October 31, 2016.

FUND PERFORMANCE REVIEW

For the fiscal year ending October 31, 2016, the Fund Investor Shares returned -2.04% and the Institutional Shares returned -1.73% net of all fees and expenses respectively. For the fiscal year, the Fund’s weighted average gross exposure was 118.9% and weighted average net exposure 49.9%. At October 31st, the fiscal year ending gross exposure was 59.2% and the net exposure was approximately +36.5%.

For the fiscal year ending October 31, 2016, on a gross of fee basis, the Fund’s long positions contributed +5.5% to performance, while the short side of the portfolio contributed -5.8%, thus producing gross performance of -0.3%. Given the positive performance of U.S. real estate stocks in the fiscal year ending October 31, 2016, the short side of the portfolio was not able to positively contribute to performance. From a regional perspective, the Americas Region generated +0.2% to gross performance, the European Region generated -0.6% to gross performance and the Asia-Pacific Region generated +0.1% to gross performance. Key positive contributors to the Fund’s performance included a weighted average net long exposure of +5.5% to the U.S. net lease sector which contributed +2.3% gross performance to the Fund, a weighted average net long exposure of +6.5% to the U.S. mall sector which contributed +1.3% gross performance to the Fund, and a weighted average net long exposure of +2.2% to the U.S. healthcare sector which contributed +0.8% gross performance to the Fund. The largest detractors to the Fund’s overall performance included a weighted average net long exposure of +8.3% to U.S. office sector which contributed -2.2% gross performance to the Fund, a weighted average net long exposure of +3.1% to the U.S. hotel sector which contributed -1.5% gross performance to the Fund, a weighted average net long exposure of +1.6% to European real estate stocks that generated -0.6% gross performance to the Fund, and a weighted average net short position of -1.2% to the Canadian real estate sector that generated -0.4% gross performance to the Fund.

As will be further discussed in the real estate securities market commentary below, the performance of real estate securities was much more volatile in fiscal year

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016
(Unaudited)

2016 than we had expected at the beginning of the year, the majority of which we believe can be explained by the underlying volatility of the U.S. 10-year Treasury yield. We believe two key macroeconomic themes drove the increased volatility in real estate securities: (1.) a “global deflation theme” took control of the capital markets in early January 2016, causing a dramatic fall in the U.S. 10-year Treasury yield throughout the first half of 2016; and (2.) a “global reflation theme” began in earnest in late summer and then accelerated into and through the U.S. Presidential election, causing the U.S. 10-year Treasury yield to rise dramatically. From a portfolio position and net exposure perspective, we began fiscal year 2016 with the Fund’s weighted average gross exposure and net exposure at the high end of the historic exposure ranges at +167.5% and 75.3%, respectively. Real estate stocks had been largely flat in the trailing twelve months and we believed the positive real estate fundamentals plus discounted valuations relative to the private real estate market would be reflected in the future stock price performance. In hindsight, these exposures were too high given the market volatility and uncertainty that we ultimately experienced during the calendar first quarter of 2016. As we described in our calendar first quarter 2016 letter to shareholders, we had a difficult calendar first quarter of 2016 and the negative performance over the entire fiscal year 2016 can be almost entirely explained by our poor performance in the calendar first quarter of 2016. During the calendar first quarter of 2016, given the market environment combined with our portfolio positioning and our evolving assessment of the year ahead, we took several actions to improve the Fund’s future return per unit of risk profile given our sense that the likelihood of continued above average stock volatility would not dissipate going forward : 1.) reduce / eliminate non-U.S. exposure; 2.) reduce the Fund’s gross long exposure below 100% in order to remove both the “leverage” and increase performance volatility that comes with the higher long exposure; and 3.) build the portfolio around high conviction U.S. stock positions. Our absolute, relative, and return per unit of risk performance has rebounded from our poor first quarter results and we believe the Fund is well positioned to generate attractive return per unit of risk performance in what may continue to be a volatile capital markets environment.

REAL ESTATE SECURITIES MARKET COMMENTARY

U.S. real estate securities had a positive but volatile fiscal year. U.S. real estate securities, as measured by the long-only MSCI US REIT Index (“RMS”), returned +6.81% for the fiscal year ending October 31, 2016. Despite positive fundamentals, attractive earnings growth outlook, and discounted stocks relative to

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016
(Unaudited)

private market real estate pricing, it has been a very volatile trailing twelve months of performance. During the trailing twelve months, after a quiet November and December of 2015, on a price-only (excluding dividends) basis, the MSCI US REIT Index (“RMZ”) fell -10.2% from January 1 through February 11th, rallied +32.3% from February 12th through August 1st, and then fell -11.1% from August 2nd through October 31st. It appears that the catalyst for the real estate stock volatility is the underlying volatility in the 10-year U.S. Treasury yield. Interest rates as measured by the U.S. 10-year Treasury have been quite volatile, starting at 2.14% at October 30, 2015, climbing to 2.27% on December 31, 2015, falling all the way to 1.36% by July 8, 2016, and then rising to 1.82% by October 31, 2016. In hindsight, it appears that the capital markets are at a tug-of-war between improving economic growth (U.S. 10-year rate rises) and global deflation, Brexit, and macro-economic risk (U.S. 10-year rate falls). Over the long-term, the negative correlation between the movement of the U.S. 10-Year Treasury yield and real estate securities price action is moderate (-0.5 range over trailing 10 years), but in the trailing twelve months, it has been quite high (-0.75 range in trailing 1 year). The market appears focused on the fact that U.S. real estate stocks pay above average dividends relative to other equities, and therefore categorizes real estate stocks as “yield proxies.” For now, the market seems to be dismissing the reality that in an economic environment with accelerating economic activity (which is why interest rates head higher), the improving economic dynamics positively affect the demand for commercial real estate, which in turn drives rent and earnings growth. If the volatility of movement in the U.S. 10-year yield moderates and assuming economic growth improves in the year ahead, U.S. real estate stocks should be better positioned for a positive total return with more moderate volatility of return.

International real estate stock performance was modestly negative in the fiscal year. As measured by the FTSE EPRA/NAREIT Developed ex US Index, international (non-U.S.) real estate stocks in $USD were modestly negative for the fiscal year ending October 31, 2016 at -0.6%. The best performing region in $USD was the Asia-Pacific Region at +7.9%. Coming off a particularly poor fiscal 2015 when returns were negatively affected across the region by the concern of a decelerating Chinese economy plus the Chinese currency devaluation in August 2015, the Asia-Pacific region rebounded in fiscal year 2016. All countries in the Asia-Pacific region were positive: Australia +12.2%, Hong Kong +11.8%, Singapore +7.3%, and Japan +3.8%. From a fundamental perspective, real estate fundamentals are quite good in Australia, solid in Japan, softening in Hong Kong and weak in Singapore. We are mindful that China sets the overall investment tone in the Asia-Pacific region, and in fiscal year 2016 relative to fiscal year 2015, China was relatively quiet in terms of economic actions. The European

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016
(Unaudited)

region was a poor performer in the fiscal year, falling -14.0% in $USD. The U.K. was the worst performing country over the trailing twelve months, falling -35.8% as a result of the Brexit vote and sharply weakening sterling pound versus the $USD. The real economic ramifications from the Brexit vote have yet to be determined, but the stocks have discounted a fairly difficult forward earnings and valuation environment. Continental Europe was modestly weak during the trailing twelve months, falling -0.4% in $USD. While the ECB continues to provide monetary support and the overall economic outlook remains steady at a moderate level, concern in Europe has grown more recently about future political elections and referendums in Italy, France, Germany and the Netherlands that may create increasing uncertainly about the European Union. We expect continued marginal weakness of the Euro versus the $USD.

PORTFOLIO POSITIONING

To begin the fiscal first quarter of 2017, the Fund’s gross long, gross short, and net exposure are 47.9%, 11.4%, and 36.5%, respectively. We have substantially eliminated non-U.S. exposure and have reduced the Fund’s gross long exposure below approximately 100%, which removes “leverage” from the Fund. In terms of moderating the Fund’s international (non- U.S.) exposure, the macro-economic risks are such that we feel most comfortable at this time with the underwriting, fundamental outlook and valuations in the U.S. real estate stock market. As the market works through the various global macro-economic concerns, including but not limited to the price of oil, Brexit in the U.K., stagnant European growth, China deceleration and currency devaluation, and the merits of Abenomics to stimulate Japanese growth, we will constantly re-evaluate our positioning. As for removing leverage, we believe removing leverage will dampen the volatility of the Fund’s performance, focus the Fund’s performance on pure stock selection (long and short), plus provide us substantial liquidity/dry powder to purchase any stocks that we believe are overly penalized on stock market themes relative to our assessment of fundamental outlook and relative valuation.

The following comments support our regional net exposures to begin fiscal year 2017:

•

We have no exposure to Europe. While we believe the European Central Bank (“ECB”) will “do whatever it takes” and that property fundamentals are okay, we believe the stocks may experience increased near term volatility given the Brexit vote combined with Italian bank difficulties. We own no U.K. property stocks. The economic

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016
(Unaudited)

and real estate consequences of “Brexit risk” are too difficult to handicap at this time, and the volatile currency adds to uncertainty.

•

In the Americas Region, our largest sector net exposures are in the U.S. shopping centers, U.S. net lease and U.S. office. Fundamentals in each sector are good and valuations are reasonable. We own selective relative value investments within the office, residential, and storage sectors. We are short one stock in Canada. First half stock outperformance in Canada appeared to be a combination of short-covering, oversold conditions and currency rebound, which all seem related to oil prices bottoming. Real estate fundamentals in Canada are anemic.

•

We have no exposure to the Asia-Pacific region. Australia property fundamentals are solid. We will look for a pull-back that will allow us to enter the market. We own no stocks in Hong Kong, Japan, or Singapore. In Hong Kong and Singapore, a combination of either excess new supply and/or peaking to decelerating demand for office, retail, and residential lead us to be cautious at this time. In Japan, it is very hard to underwrite when/if Abenomics will re-accelerate the Japanese economy. Real estate fundamentals are good in Tokyo, but Tokyo-focused Japan real estate operating companies (“REOCs”) trade on broader macro-economic conditions as opposed to local fundamentals. J-REITs have had a strong move due to the negative interest rate environment created by the Bank of Japan (“BoJ”), but given their modest liquidity and the year to date move in stock price, we are reluctant to own these stocks at this time.

OUTLOOK FOR REAL ESTATE STOCKS

Real estate fundamentals are solid and valuations are reasonable, but real estate stock performance will remain subject to macro-economic themes and events. Our outline of macro-economic and real estate specific themes and risks are as follows:

Key Macro-Economic Assumptions: A Slow Growth World

•	U.S.: +/- 2.0% GDP range. We expect interest rates to gradually increase over the next 12 months. We expect the U.S. dollar to be firm versus other currencies.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016
(Unaudited)

•	U.K.: Very difficult to underwrite Brexit’s future effects on the economy and real estate fundamentals. Currency volatility adds to the uncertainty.

•	Europe: We believe the ECB will do “whatever it takes” to keep liquidity flowing and prevent deflation.

•	Japan: Abe and Kuroda won’t give up.

•	China: Economic “soft landing” is probable, but not without challenges. Currency devaluation should continue over the year.

•	Australia: Moderating economic growth; expect the Reserve Bank of Australia (“RBA”) to remain supportive.

Real Estate Securities Outlook:

•	Real estate cycle is maturing.

•	Initial yields for commercial real estate remain high relative to fixed income, which should support institutional demand and real estate values.

•	Favorable long-term supply/demand relationship in the physical markets.

•	2017 Earnings Growth Projection: approximately 6%

•	2017 Dividend Growth Projection: approximately 8%

Risks to Outlook:

•	Uncertainty about global economic growth and divergent central bank policies.

•	Any singular or cumulative negative macro-economic events that would weaken the underpinnings of a solid real estate outlook.

•	Dislocation in capital funding markets: cost and access to capital.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016
(Unaudited)

PORTFOLIO SNAPSHOT

Top 5 Long Positions

	Country	Sector	Assets (%)
Vornado Realty Trust	United States	Office	4.7%
Regency Centers Corp	United States	Shopping Centers	4.4%
Kimco Realty Corporation	United States	Shopping Centers	4.0%
General Growth Properties	United States	Malls	4.0%
VEREIT, Inc	United States	Net Lease	4.0%

Fiscal Year 2016 Portfolio Exposure

	Beginning Weight	End Weight	Average Weight
Gross Long	121%	48%	84%
Gross Short	46%	11%	34%
Total Gross (Long + Short)	167%	59%	118%
Net	75%	37%	50%

Note: Holdings are subject to change and should not be considered as investment recommendations. The securities identified are based on the largest positions in the Fund as a percentage of assets, and do not represent all the securities purchased, sold or held in the account. It should not be assumed that an investment in these securities will be profitable.

We appreciate your continued faith and confidence.

CBRE CLARION SECURITIES LLC

The views expressed represent the opinion of CBRE Clarion Securities which are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only. It does not constitute investment advice and is not intended as an endorsement of any specific investment. Stated information is derived from proprietary and non-proprietary sources which have

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016
(Unaudited)

not been independently verified for accuracy or completeness. While CBRE Clarion believes the information to be accurate and reliable, we do not claim or have responsibility for its completeness, accuracy, or reliability. Statements of future expectations, estimates, projections, and other forward-looking statements are based on available information and management’s view as of the time of these statements. Accordingly, such statements are inherently speculative as they are based on assumptions which may involve known and unknown risks and uncertainties. There is no assurance that any acquisition deal discussed will be completed, and deals could fail under certain market conditions. Current and future holdings are subject to risk.

The performance quoted herein represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 855-520-4CCS (4227).

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, short sales losses are potentially unlimited and the expenses involved with the short strategy may impact the performance of the Fund. With short sales, you risk paying more for a security than you received from its sale. There can be no assurance that the Fund will achieve its stated objectives. The Fund may engage in leveraging and other speculative investment practices which could increase the risk of loss. It may also invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gain or losses. Real estate investments are subject to changes in economic conditions, credit risk, and interest rate fluctuations. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Fund is non-diversified.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016
(Unaudited)

Definition of Comparative Indices

The HFRX Equity Hedge Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

MSCI US REIT Index

•

“RMS”: The MSCI US REIT Index is a total return index comprised of U.S. Real Estate Investment Trusts (“REITs”) of reasonable size and liquidity weighted by market capitalization and considered representative of U.S. equity REIT performance.

•	“RMZ”: See above; this is the “price-only” index.

The FTSE EPRA/NAREIT Developed ex US Index: The FTSE EPRA/NAREIT Developed ex US Index is a subset of the FTSE EPRA/NAREIT Developed Index and is designed to track the performance of listed real estate companies and REITs. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (“ETFs”).

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016
(Unaudited)

GROWTH OF A $10,000 INVESTMENT

	ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2016
	1 Year	3 Year	Annualized Inception to Date*†
Institutional Class Shares	(1.73)%	2.31%	2.27%
Investor Class Shares	(2.04)%	2.06%	2.03%
HFRX Equity Hedge Index	(2.57)%	(0.10)%	2.68%

* The CBRE Clarion Long/Short Fund commenced operations on December 30, 2011.

** The graph is based on Investor Class Shares only; performance for Institutional Class Shares would have been higher due to differences in fee structures.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

SECTOR WEIGHTINGS† (Unaudited)
	Long	Short	Net
Retail	15.3%	(0.0)%	15.3%
Specialized	10.1	(0.0)	10.1
Office	11.8	(2.6)	9.2
Diversified	4.0	(0.0)	4.0
Residential	4.8	(4.9)	(0.1)
Hotel and Resort	0.0	(0.8)	(0.8)
Health Care	1.9	(3.1)	(1.2)

Total			36.5
Other Assets and Liabilities, Net			63.5

			100.0%

†	As a percentage of the Fund’s Net Assets

SCHEDULE OF INVESTMENTS

REAL ESTATE SECURITIES‡ — 47.9%

COMMON STOCK — 47.9%
	Shares	Value
DIVERSIFIED — 4.0%
VEREIT (A)	2,223,716	$20,902,930

HEALTH CARE — 1.9%
Welltower	144,200	9,882,026

OFFICE — 11.8%
Kilroy Realty (A)	108,029	7,759,723
Paramount Group (A)	583,904	9,079,707
SL Green Realty (A)	202,050	19,845,351
Vornado Realty Trust	261,823	24,291,938

		60,976,719

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value
RESIDENTIAL — 4.8%
Monogram Residential Trust	1,244,800	$13,120,192
Sun Communities	152,800	11,754,904

		24,875,096

RETAIL — 15.3%
DDR (A)	934,675	14,291,181
General Growth Properties (A)	837,863	20,904,682
Kimco Realty	787,400	20,952,714
Regency Centers	316,600	22,817,362

		78,965,939

SPECIALIZED — 10.1%
Crown Castle International	144,400	13,138,956
Digital Realty Trust	167,400	15,640,182
Gaming and Leisure Properties	411,500	13,509,545
QTS Realty Trust, Cl A	215,588	9,908,425

		52,197,108

TOTAL COMMON STOCK (Cost $249,175,912)		247,799,818

TOTAL INVESTMENTS — 47.9% (Cost $249,175,912)		$247,799,818

SECURITIES SOLD SHORT

REAL ESTATE SECURITIES‡ — (11.4)%

COMMON STOCK — (11.4)%
	Shares	Value
DIVERSIFIED — (0.0)%
Washington Real Estate Investment Trust	(6)	$(176)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — (3.1)%
Omega Healthcare Investors	(83,000)	$(2,641,890)
Ventas	(198,200)	(13,428,050)

		(16,069,940)

HOTEL AND RESORT — (0.8)%
LaSalle Hotel Properties	(172,800)	(4,104,000)

OFFICE — (2.6)%
Douglas Emmett	(294,100)	(10,734,650)
Government Properties Income Trust	(135,400)	(2,591,556)

		(13,326,206)

RESIDENTIAL — (4.9)%
Apartment Investment & Management, Cl A	(117,200)	(5,165,004)
Boardwalk Real Estate Investment Trust (Canada)	(109,900)	(4,032,862)
Camden Property Trust	(196,390)	(15,994,002)

		(25,191,868)

TOTAL COMMON STOCK (Proceeds $58,567,482)		(58,692,190)

TOTAL SECURITIES SOLD SHORT — (11.4)% (Proceeds $58,567,482)		$(58,692,190)

Percentages are based on Net Assets of $517,605,377.

‡	Includes U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. countries.
(A)	All or a portion of this security has been committed as collateral for open short positions as of October 31, 2016.

Cl—Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $249,175,912)	$247,799,818
Cash	273,535,225
Deposits with Prime Broker for Securities Sold Short	59,300,571
Foreign Currency, at Value (Cost $8)	9
Receivable for Investment Securities Sold	7,870,270
Receivable for Capital Shares Sold	293,557
Dividends and Interest Receivable	167,172
Unrealized Gain on Foreign Currency Spot Contracts	2,260
Dividend Tax Reclaim Receivable	1,056
Prepaid Expenses	33,570

Total Assets	589,003,508

Liabilities:
Securities Sold Short, at Value (Proceeds $58,567,482)	58,692,190
Payable for Investment Securities Purchased	11,601,524
Payable to Adviser	560,443
Payable for Capital Shares Redeemed	201,130
Stock Loan Fees Payable	171,351
Payable to Administrator	48,573
Shareholder Servicing Fees Payable	10,363
Dividends Payable on Securities Sold Short	8,900
Payable to Trustees	5,109
Distribution Fees Payable (Investor Class Shares)	3,329
Chief Compliance Officer Fees Payable	2,771
Other Accrued Expenses	92,448

Total Liabilities	71,398,131

Net Assets	$517,605,377

Net Assets Consist of:
Paid-in Capital	$512,519,527
Accumulated Net Investment Loss	(4,995,665)
Accumulated Net Realized Gain on Investments, Securities Sold Short, Options Contracts and Foreign Currency Transactions	11,582,594
Net Unrealized Depreciation on Investments and Securities Sold Short	(1,500,802)
Net Unrealized Depreciation on Foreign Currency Translation	(277)

Net Assets	$517,605,377

Net Asset Value, Offering, and Redemption Price Per Share — Institutional Class Shares (unlimited authorization — no par value) ($511,453,914 ÷ 51,197,073 shares)*	$9.99

Net Asset Value, Offering, and Redemption Price Per Share — Investor Class Shares (unlimited authorization — no par value) ($6,151,463 ÷ 619,175 shares)*	$9.93

*	Redemption price per share may vary depending upon the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENT OF OPERATIONS

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $146,201)	$12,043,980
Interest Income	4,494,643

Total Investment Income	16,538,623

Expenses:
Investment Advisory Fees	7,926,473
Administration Fees	657,237
Shareholder Servicing Fees (Institutional Class Shares)	403,787
Shareholder Servicing Fees (Investor Class Shares)	9,384
Distribution Fees (Investor Class Shares)	23,284
Trustees’ Fees	21,142
Chief Compliance Officer Fees	7,810
Dividend Expense on Securities Sold Short (See Note 2)	10,227,367
Stock Loan Fees (See Note 2)	6,116,481
Transfer Agent Fees	160,233
Professional Fees	74,096
Printing Fees	64,020
Registration Fees	61,162
Custodian Fees	48,473
Insurance and Other Expenses	26,954

Total Expenses	25,827,903
Less: Fees Paid Indirectly	(241)

Net Expenses	25,827,662

Net Investment Loss	(9,289,039)

Net Realized Gain on Investments	49,511,466
Net Realized Loss on Securities Sold Short	(26,619,040)
Net Realized Gain on Written Options Contracts	138,363
Net Realized Loss on Foreign Currency Transactions	(129,527)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(34,487,505)
Net Change in Unrealized Appreciation/(Depreciation) on Securities Sold Short	7,904,672
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translations	1,683

Net Realized and Unrealized Loss on Investments	(3,679,888)

Net Decrease in Net Assets Resulting from Operations	$(12,968,927)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Loss	$(9,289,039)	$(12,795,092)
Net Realized Gain on Investments, Securities Sold Short, Written Options Contracts and Foreign Currency Transactions	22,901,262	74,110,285
Net Change in Unrealized Appreciation/(Depreciation) on Investments, Securities Sold Short and Foreign Currency Translations	(26,581,150)	(53,830,520)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(12,968,927)	7,484,673

Dividends and Distributions from:
Realized Gains
Institutional Class Shares	(55,753,295)	(834,756)
Investor Class Shares	(1,110,318)	–

Total Net Realized Gains	(56,863,613)	(834,756)

Total Dividends and Distributions	(56,863,613)	(834,756)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	123,156,783	186,454,848
Reinvestment of Distributions	49,155,494	734,266
Redemption Fees	26,920	67,072
Redeemed	(338,880,173)	(170,453,538)

Increase/(Decrease) from Institutional Class Shares Capital Share Transactions	(166,540,976)	16,802,648

Investor Class Shares
Issued	2,119,125	4,879,323
Reinvestment of Distributions	1,019,872	–
Redemption Fees	–	3,067
Redeemed	(9,743,855)	(7,318,758)

Decrease from Investor Class Shares Capital Share Transactions	(6,604,858)	(2,436,368)

Net Increase/(Decrease) From Capital Share Transactions	(173,145,834)	14,366,280

Total Increase/(Decrease) in Net Assets	(242,978,374)	21,016,197

Net Assets:
Beginning of Year	760,583,751	739,567,554

End of Year (including (accumulated net investment loss)/undistributed net investment income) of $(4,995,665) and $2,329,038, respectively)	$517,605,377	$760,583,751

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Class Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012*
Net Asset Value, Beginning of Year or Period	$11.01	$10.88	$10.31	$9.91	$10.00

Income from Operations:
Net Investment Loss(1)	(0.15)	(0.18)	(0.03)	(0.11)	(0.21)
Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Written Options Contracts and Foreign Currency Transactions	(0.04)	0.32	0.78	0.61	0.12

Total from Operations	(0.19)	0.14	0.75	0.50	(0.09)

Redemption Fees	—	—	—	—	—

Dividends and Distributions from:
Net Investment Income	—	—	(0.06)	—	—
Net Realized Gains	(0.83)	(0.01)	(0.08)	(0.10)	—
Net Return of Capital	—	—	(0.04)	—	—

Total Dividends and Distributions	(0.83)	(0.01)	(0.18)	(0.10)	—

Net Asset Value, End of Year or Period	$9.99	$11.01	$10.88	$10.31	$9.91

Total Return †	(1.73)%	1.31%	7.57%	5.04%	(0.90	)%††

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$511,454	$746,319	$722,918	$542,211	$236,818
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, waivers and reimbursements)(2)	4.07%	4.03%	3.70%	4.01%	4.98%**
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, excluding waivers and reimbursements)	4.07%	4.03%	3.70%	4.01%	4.99%**
Ratio of Net Investment Loss to Average Net Assets	(1.47)%	(1.64)%	(0.34)%	(1.13)%	(2.50)%**
Portfolio Turnover Rate	196%	193%	131%	192%	90%***

*	Commenced operations on December 30, 2011.
**	Annualized.
***	Portfolio turnover rate is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had the Adviser not waived a portion of its fee during the period.
(1)	Per share data calculated using average shares method.
(2)	Excluding dividends and prime broker fees on short sales, the ratio of expenses to average net assets would have been 1.49%, 1.49%, 1.51%, 1.51% and 1.64%, respectively.

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Investor Class Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012*
Net Asset Value, Beginning of Year or Period	$10.98	$10.86	$10.27	$9.90	$10.00

Income from Operations:
Net Investment Loss(1)	(0.13)	(0.20)	(0.07)	(0.16)	(0.27)
Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Written Options Contracts and Foreign Currency Transactions	(0.09)	0.32	0.80	0.62	0.17

Total from Operations	(0.22)	0.12	0.73	0.46	(0.10)

Redemption Fees	—	—	—	0.01	—

Dividends and Distributions from:
Net Investment Income	—	—	(0.02)	—	—
Net Realized Gains	(0.83)	—	(0.08)	(0.10)	—
Net Return of Capital	—	—	(0.04)	—	—

Total Dividends and Distributions	(0.83)	—	(0.14)	(0.10)	—

Net Asset Value, End of Year or Period	$9.93	$10.98	$10.86	$10.27	$9.90

Total Return †	(2.04)%	1.10%	7.32%	4.74%	(1.00	)%††

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$6,151	$14,265	$16,650	$76,330	$55,332
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, waivers and reimbursements)(2)	4.36%	4.23%	3.89%	4.34%	5.33%**
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, excluding waivers and reimbursements)	4.36%	4.23%	3.89%	4.34%	5.33%**
Ratio of Net Investment Loss to Average Net Assets	(1.31)%	(1.80)%	(0.65)%	(1.55)%	(3.27)%**
Portfolio Turnover Rate	196%	193%	131%	192%	90%***

*	Commenced operations on December 30, 2011.
**	Annualized.
***	Portfolio turnover rate is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had the Adviser not waived a portion of its fee during the period.
(1)	Per share data calculated using average shares method.
(2)	Excluding dividends and prime broker fees on short sales, the ratio of expenses to average net assets would have been 1.78%, 1.70%, 1.71%, 1.84% and 1.99%, respectively.

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the CBRE Clarion Long/Short Fund (the “Fund”). The investment objective of the Fund is total return, consisting of capital appreciation and current income, while attempting to preserve capital and mitigate risk by employing hedging strategies, primarily short selling. The Fund is non-diversified and seeks to achieve its objective by taking long and short positions in equity securities of companies that are principally engaged in the real estate industry. The Fund’s adviser, CBRE Clarion Securities LLC (the “Adviser”) utilizes a multi-step investment process for constructing the Fund’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. The Fund may invest in securities of companies of any market capitalization and, as a general matter, the Fund expects its investments to be primarily in equity securities issued by U.S. companies. However, the Fund may invest up to 50% of its assets in securities of non-U.S. issuers, including emerging market issuers, denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund currently offers Institutional Class and Investor Class shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund will seek to obtain a bid price from at least one independent broker.

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2016, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are as follows:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2016, all of the Fund’s investments and securities sold short were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classifications, reference the Schedule of Investments.

For the year ended October 31, 2016, there were no transfers among levels. During the year ended October 31, 2016, there were no Level 3 securities. All transfers, if any, are recognized by the Fund at the end of the period.

During the year ended October 31, 2016, there have been no significant changes to the Fund’s fair valuation methodologies.

Securities Sold Short — The Fund engages in short selling. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would decrease the

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

proceeds of the security sold. Upon entering into a short position, the Fund records the proceeds as a deposit with the prime broker in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement. The liability is subsequently marked to market to reflect changes in the value of securities sold short. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. Short sales transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of a potentially unlimited increase in the market value of the security sold short, which could result in a potentially unlimited loss for the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, MUFG Union Bank, N.A. The collateral required is determined daily by reference to the market value of the securities sold short.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Funds Rate plus 200 basis points on the amount of any shortfall in the required cash margin that is financed by the prime broker.

The Fund had prime brokerage borrowings throughout the year ended October 31, 2016 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
$229,870,587	$40,584,562	2.25%	$927,688

The interest paid is included in Stock Loan Fees on the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

Options/Swaptions Written/Purchased — The Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option/swaption is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option/swaption is that the Fund pays a premium whether or not the option/swaption is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, for written options/swaptions, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. The Fund did not have open option/swaption contracts as of

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

October 31, 2016. Written option transactions entered into during the year ended October 31, 2016 are summarized as follows:

	Written Options
	Number of Contracts	Premium
Balance as of October 31, 2015	–	$–
Written	3,479	138,363
Expired	(3,479)	(138,363)
Closing buys	–	–

Balance as of October 31, 2016	–	$–

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and the current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income/Expense — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

Investments in REITs — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of fund shares held for less than 60 days. For the year ended October 31, 2016, the Fund received $26,920 in redemption fees for the Institutional Class.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (the “CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2016, the Fund paid $657,237 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan pursuant to which it may engage third-party service providers to provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.10% and 0.20% annually of the average daily net assets attributable to the Institutional Class Shares and Investor Class Shares, respectively, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2016, the Institutional Class Shares and Investor Class Shares incurred $403,787 and $9,384 of shareholder servicing fees, an effective rate of 0.06% and 0.10%, respectively.

The Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the year ended October 31, 2016, the Fund incurred $23,284 of distribution fees, an effective rate of 0.25%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

October 31, 2016, the Fund earned cash management credits of $241, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 1.25% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding dividend, interest and stock loan fees on securities sold short, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) (collectively “excluded expenses”) from exceeding 1.64% and 1.99% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, until February 28, 2017. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (less excluded expenses) and 1.64% and 1.99% for the Institutional Class Shares and Investor Class Shares, respectively, to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2017. For the year ended October 31, 2016, there were no waived expenses available to be recaptured.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

6.	Share Transactions

	Year Ended October 31, 2016	Year Ended October 31, 2015
Share Transactions:
Institutional Class Shares
Issued	12,126,482	16,751,017
Reinvestment of Distributions	4,910,639	65,152
Redeemed	(33,644,566)	(15,459,756)

Increase/(Decrease) in Institutional Class Shares	(16,607,445)	1,356,413

Investor Class Shares
Issued	201,841	440,683
Reinvestment of Distributions	102,192	–
Redeemed	(983,725)	(674,297)

Decrease in Investor Class Shares	(679,692)	(233,614)

Net Increase/(Decrease) in Shares Outstanding	(17,287,137)	1,122,799

7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government securities, for the year ended October 31, 2016 were $617,519,167 and $1,296,589,137, respectively. The cost of purchases to cover securities sold short and the proceeds from securities sold short were $933,696,284 and $622,875,186, respectively, for the year ended October 31, 2016. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The Fund maintains a December 31st year end for tax purposes. Amounts disclosed in the Fund’s fiscal year ended October 31, 2016 financial statements, with respect to Federal income tax disclosure, are based on the facts as of October 31, 2016 and are subject to change.

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income/(loss), accumulated net realized gain/(loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

The following permanent differences primarily attributable to the tax treatment of certain investments in REITs, net operating losses, passive foreign investment companies and foreign currency realized gain/(loss) have been reclassified to/ from the following accounts:

Increase/(Decrease) in Undistributed Net Investment Income	Increase/(Decrease) in Accumulated Net Realized Gain	Increase/(Decrease) in Paid-In Capital
$1,964,336	$723,059	$(2,687,395)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared by the Fund during the last two fiscal years ended October 31st were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
2016	$–	$56,863,613	$–	$56,863,613
2015	–	834,756	–	834,756

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (Loss)	$(1,954,389)
Undistributed Long-Term Capital Gains	16,230,787
Post-October Losses	(1,875,796)
Unrealized Depreciation	(7,314,752)

Total Distributable Earnings	$5,085,850

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2016 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$254,989,585	$6,778,124	$(13,967,891)	$(7,189,767)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on securities sold short held by the Fund at October 31, 2016 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$(58,567,482)	$1,018,620	$(1,143,328)	$(124,708)

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

9.	Concentration/Risks:

The Fund concentrates its investments in the real estate sector. Investing in real estate securities (which include REITs) may subject the Fund to risks associated with the direct ownership of real estate, such as casualty or condemnation losses; fluctuations in rental income, declines in real estate values and other risks related to local or general economic conditions; increases in operating costs and property taxes, potential environmental liabilities, changes in zoning laws and regulatory limitations on rent. Changes in interest rates may also affect the value of the Fund’s investment in real estate securities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. In addition, REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and maintaining exemption from the registration requirements of the Investment Company Act of 1940, as amended.

10.	Other:

At October 31, 2016, 50% of Institutional Class Shares total shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding. The shareholders are comprised of omnibus accounts that are held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such potential claims is considered remote.

11.	Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

12.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CBRE Clarion Long/Short Fund and the Board of Trustees of the Advisors’ Inner Circle Fund:

We have audited the accompanying statement of assets and liabilities of CBRE Clarion Long/Short Fund, a series of shares of beneficial interest in The Advisors’ Inner Circle Fund, (the “Fund”), including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2012 and for the year ended October 31, 2013 were audited by other auditors whose report dated December 27, 2013, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CBRE Clarion Long/Short Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 22, 2016

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THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INTERESTED
TRUSTEES[2,3]
ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-520-4227. The following chart lists Trustees and Officers as of October 31, 2016.

Other Directorships Held in the Past 5 Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INDEPENDENT
TRUSTEES[2]
JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

Other Directorships Held in the Past 5 Years[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INDEPENDENT
TRUSTEES[2] (continued)
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

Other Directorships Held in the Past 5 Years[3]

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.
None.
None.

3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

Other Directorships Held in the Past 5 Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and shareholder servicing fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 to October 31, 2016).

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$982.30	3.22%	$16.04
Investor Class Shares	1,000.00	980.30	3.63%	18.07

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,008.95	3.22%	$16.26
Investor Class Shares	1,000.00	1,006.89	3.63%	18.31

* Expenses are equal to the Fund’s annualized expense ratio, including dividend expense and stock loan fees on short sales, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period.)

CBRE Clarion Long/Short Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

CBRE Clarion Securities LLC

201 King of Prussia Road

Suite 600

Radnor, PA 19087

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

CCS-AR-001-0500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$49,000	N/A	N/A	$116,100	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$25,000	$0	$110,000	$25,000	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$4,000

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$725,065	N/A	N/A	$723,360	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$160,000	N/A	N/A	$130,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$82,450	N/A	N/A	$72,450	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$141,000	N/A	N/A	$110,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $135,000 and $29,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $55,300 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $82,450 and $72,450 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.